Exhibit 10.54

THERMO FISHER SCIENTIFIC INC.

AMENDMENT NO. 2 TO EXECUTIVE SEVERANCE POLICY

This AMENDMENT NO. 2 (the “Amendment”) to the Executive Severance Policy dated January 1, 2009 of Thermo Fisher Scientific Inc. (the “Company”), as previously amended by Amendment No. 1 dated February 25, 2010 (the “Policy”), is made as of November 12, 2010.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Policy.

WHEREAS, the Company designed the Policy to provide separation pay and benefits to certain eligible Executives of the Company whose employment is involuntarily terminated without Cause;

WHEREAS, the Company desires to amend the Policy to reflect compliance with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, in consideration for the mutual promises contained herein, the Policy is amended as follows.

1.	The following new Sections 9.6 and 9.7 are hereby added immediately following Section 9.5:

            “9.6          The provisions of Section 4.4 shall be applied as follows:  Payment of benefits under this Policy shall be made on (or, with respect to in kind benefits subject to Section 409A, commence on) the 30th day following the Employee’s separation from service, provided that the Employee has by that time executed and submitted the release of claims and separation agreement described in Section 4.4.  Notwithstanding any other provision herein, in the case of a group termination program, the foregoing sentence shall be applied by substituting the words “45th day” for the words “30th day”.”

              9.7           The terms of this Policy shall be interpreted as necessary to provide payments that comply with (or are exempt from) the requirements of Section 409A.”

2.	Except as expressly modified herein, the Policy shall remain in full force and effect.

3.	This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

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                 IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

                                    THERMO FISHER SCIENTIFIC INC.

                                    By:  __________________________________
                                             Name:
                                             Title:

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